UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 9, 2018 (May 11, 2018)

FC GLOBAL REALTY INCORPORATED

(Exact Name of Registrant Specified in Charter)

Nevada	0-11635	59-2058100
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

40 Ramland Road South, Suite 200, Orangeburg, NY	10962
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 215-619-3600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 2.02	Results of Operations and Financial Condition.

On May 11, 2018, FC Global Realty Incorporated (NASDAQCM and TASE “FCRE”, hereinafter referred to as the “Company”) announced that it had reached a determination to restate its Annual Report on Form 10-K for the period ending December 31, 2017. In conjunction with preparation of its Form 10-Q for the quarter ended March 31, 2018, the Company discovered an error in its reporting of the value of an asset acquired during 2017, which is described in greater detail in Item 4.02 below. As is also described more fully below, the Company’s management and the Audit Committee of the Board of Directors (the “Audit Committee”) concluded on May 9, 2018 that this valuation error has an impact on the Company’s previously released financial results for the year ending December 31, 2017. The Company reported a loss for that year; it expects that correction of the error will result in the Company’s reporting an increase of $577,000 in the loss reported for that year.

The information contained in Item 4.02 of this Form 8-K is incorporated herein by reference.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On May 9, 2018, the Audit Committee, after discussion with management and Fahn Kanne & Co. Grant Thornton Israel, the Company’s independent registered public accounting firm, determined that the consolidated financial statements for the year ended December 31, 2017 included in the Company’s Form 10-K should no longer be relied upon.

In connection with the preparation of the Company’s financial statements for the quarter ended March 31, 2018, the Company determined that the appraisal relied upon in part to provide the basis for the agreed upon value of one of the assets acquired, among other assets, on May 17, 2017 pursuant to an Interest Contribution Agreement (the “Contribution Agreement”) entered into on March 31, 2017 with First Capital Real Estate Operating Partnership, L.P., and the other parties thereto, included an error. The estimated value in the appraisal informed, in part, the basis for the agreed upon value in the Contribution Agreement and the consideration applied to account for the acquisition of the individual assets. After learning of the error with the appraisal, the Company ordered a new appraisal, which was obtained on May 7, 2018.

Upon review, the Company determined that the retrospective accounting required to correctly allocate the fair value of the consideration transferred under the Contribution Agreement to the assets acquired (consisting of investment properties and investment in other company) on May 17, 2017 would have led to an additional impairment charge related to the investment in other company of $577,000 in the fourth quarter of 2017. Due to this error, the Company has determined that it will restate its consolidated financial statements for the year ended December 31, 2017 included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, as originally filed on April 2, 2018.

Furthermore, as required by Rule 13a-15(e) of the Exchange Act, the Company’s newly-appointed management had carried out an evaluation, with the participation and under the supervision of the Chief Executive Officer and Chief Financial Officer, of the effectiveness of the design and operation of the Company’s disclosure controls and procedures, as of December 31, 2017. At the time the Form 10-K was filed on April 2, 2018, management had determined that the disclosure controls and procedures were effective. However, in connection with the restatement discussed in this Item 4.02 and in Item 2.02 above, management has now determined that there was a deficiency in the Company’s internal control over financial reporting that constitutes a material weakness, as defined by SEC regulations, at December 31, 2017. The Company determined that there was a deficiency in the control regarding the identification and valuation of assets acquired in 2017, specifically one particular asset whose valuation contained an error which resulted in the misstatement.

The Company is remediating this material weakness by, among other things, implementing a process of enhanced, multi-stage review of the identification and valuation of all assets to be acquired by the Company, including verification of identifying indicators for each asset. These actions will be subject to ongoing senior management review, including review by the Company’s management team, as well as oversight by the Company’s Audit Committee. Management believes the foregoing efforts will effectively remediate the material weakness in the second quarter of 2018.

The Company will file an amendment to its Annual Report on Form 10-K for the year ended December 31, 2017 in which the financial statements for the year ended December 31, 2017 will be restated.

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainty. Such statements are based on management’s current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Investors are cautioned that there can be no assurance actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various factors. Forward looking statements include, but are not limited to, statements with respect to the plans, strategies and objectives of management for future operations; property and product development, extensions and marketing; and expectations, beliefs or assumptions underlying any of the foregoing. The important factors that could cause actual results to differ significantly from those expressed or implied by such forward-looking statements include, but are not limited to, changes in consumers’ spending habits and the marketability of certain products. Please refer to the risks detailed from time to time in the reports we file with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2017, as well as other filings on Form 10-Q and periodic filings on Form 8-K, for additional factors that could cause actual results to differ materially from those stated or implied by such forward-looking statements. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

In accordance with General Instruction B.2 of Form 8-K, the information in this current report, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

FC GLOBAL REALTY INCORPORATED

Date: May 11, 2018	By:	/s/ Vineet P. Bedi
Vineet P. Bedi
Chief Executive Officer